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EX-23b

             CONSENT OF ATTORNEYS




Freedman, Levy, Kroll & Simonds



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 5 to the Form S-3 Registration Statement of Glenbrook Life and Annuity Company (File No. 333-00987).


                                          /s/  Freedman, Levy, Kroll & Simonds
                                          FREEDMAN, LEVY, KROLL & SIMONDS



Washington, D.C.
April 30, 2000